Note 19 - Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Text Block]
19.           Subsequent Events

a)
On February 9, 2012, the Board of Directors declared a cash dividend of $0.05 per Euroseas Ltd. common share.  Such cash dividend was paid on March 6, 2012 to the holders of record of Euroseas Ltd. common shares as of March 2, 2012.

b)
On February 29,, 2012, Emmentaly Business Inc., owner of the 33,667 DWT / 1,932 TEU container carrier M/V "Jonathan P", entered into a Memorandum of Agreement with Silvia Shiptrade (S) PTE Ltd. for the sale of the M/V "Jonathan P". The selling price was agreed at approximately $4.4 million resulting in a loss on sale of approximately $8.6 million, or $0.27 per share. The vessel was delivered to her new owners on March 16, 2012.

c)
On April 26, 2012, the Company amended the operating agreement of Euromar LLC, the Joint Venture, to extend the commitment period an additional year to March 25, 2013 and increase the maximum capital contributions owed by all members of Euromar LLC by $70 million to $245 million, of which  the Company has committed an additional $10.0 million for a total of $35 million.